Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

FORM OF COMMON STOCK SUBSCRIPTION AGREEMENT

THIS COMMON STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the date set forth on the signature page hereof between HCW BIOLOGICS INC., a Delaware corporation (the "Company"), and the [Name of Investor of Investment Entity], (the "Subscriber").

W I T N E S S E T H:

WHEREAS, the Company desires to issue to the Subscriber the number of shares (the "Shares") of its Common Stock, par value $.0001 per share (the "Common Stock") set forth at the end of this Agreement, and;

WHEREAS, the Subscriber desires to acquire the Shares (being sometimes referred to collectively herein as the "Securities") on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows:

A.
SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

a.
Subject to the terms and conditions of this Agreement, the Company will issue and sell to the Subscriber and the Subscriber subscribes for and will purchase from the Company the Shares for the aggregate purchase price (“Purchase Price”) set forth at the end of this Agreement, which shall be equal to the product of the number of Shares subscribed for by the Subscriber times the per share purchase price equal to the greater of: (x) the closing sales price for the Company’s common stock as quoted on the Nasdaq Stock Market on the date of Closing (as defined below) and (y) $1.40, and the Subscriber hereby subscribes for and agrees to purchase from the Company the Shares, for said price per share. The rights and preferences of the Common Stock are set forth in the Restated Certificate of Incorporation of the Company.

b.
The closing of the purchase and sale of the Shares under this Agreement (the “Closing”) shall occur on a date designated by the Company, which date shall be on or before February 20, 2024 (the “Purchase Date”). The Closing shall take place at the principal office of the Company, or at such other time and place as the Company and the Subscriber mutually agree. At the Closing, unless the Subscriber and the Company otherwise agree (i) the Subscriber shall pay the Purchase Price to the Company: (a) by wire transfer of immediately available funds to the Company’s operating account designated on Exhibit A hereto or (b) by check made payable to the Company, so long as the check is provided with sufficient time that funds are cleared by the Closing Date; and (ii) the Company shall cause its transfer agent to create a book entry representing the Shares to be purchased by Subscriber (which shall be issued in Subscriber’s name).

c.
This Agreement may be terminated at any time prior to the Closing:

(1)
by mutual written consent of the Company and the Subscriber;

(2)
by the Subscriber, upon a breach of any material representation and warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any material representation and warranty of the Subscriber shall have become untrue in any material respect, in either case such that the conditions in Section C.a. would be incapable of being satisfied by the date of the Closing; or

(3)
by the Company upon a breach of any material representation and warranty, covenant or agreement on the part of the Subscriber set forth in this Agreement, or if any material representation and warranty of the Subscriber shall have become untrue in any material respect, in either case such that the conditions in Section C.b. below would be incapable of being satisfied by the date of the Closing.

In the event of termination of this Agreement pursuant to this paragraph, this Agreement shall forthwith become void, there shall be no liability on the part of the Company or the Subscriber to each other and all rights and obligations of any party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations and warranties, covenants or agreements set forth in this Agreement.

d.
The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) the Company is an early-stage biotechnology company with no revenues from the commercial sale of its products and requires substantial funds in addition to the proceeds of this transaction, particularly in light of the risks and the Company’s ongoing expenditures in connection with defending against the allegations of misappropriation of trade secrets, inducement of breach of contract and breach of fiduciary duty, among other claims against the Company, raised by Altor BioScience, LLC and NantCell, Inc. in the current arbitration proceedings involving the Company; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company; (iii) the Subscriber may not be able to liquidate his investment; (iv) transferability of the Securities is limited, and (v) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.

e.
The Subscriber represents that he is acquiring the Shares hereunder for investment, and that he is able to bear the economic risk of an investment in the Shares.

f.
The Subscriber acknowledges that he recognizes the highly speculative nature of this investment; and he is able to bear the economic risk he hereby assumes.

g.
The Subscriber hereby represents that he is aware of the Company’s business affairs and financial condition and has been furnished by the Company during the course of this transaction with sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities; and that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of this offering, and any additional information which he had requested.

h.
The Subscriber hereby acknowledges that this offering of the Shares has not been reviewed by the United States Securities and Exchange Commission (the “Commission”) or any state regulatory authority, since this offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Section 4(a)(2) of the Act and Rule 506 of Regulation D of the Commission. The Subscriber represents that the Shares are being purchased for his own account, for investment and not for distribution or resale to others.

i.
The Subscriber understands that the Securities have not been registered under the Act or any state securities or “blue sky” laws and are being sold in reliance on exemptions from the registration requirements of such Act and such laws and agrees that the Securities will not be resold or transferred except as permitted under such Act and such laws pursuant to registration or exemption therefrom. The Subscriber further acknowledges that the Company has no obligation to register or qualify the Securities for resale.

j.
The Subscriber consents to the placement of a legend on any book entry, certificate or other document evidencing the Shares as follows:

THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, BOTH AS TO THE IDENTITY OF THE COUNSEL AND AS TO THE FORM AND SUBSTANCE OF THE OPINION, COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED.

k.
The Subscriber agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

l.
Neither the Company nor its transfer agent shall be required (i) to transfer on its books any of the Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

B.
REPRESENTATIONS BY, AND COVENANTS OF, THE COMPANY

a.
The Company represents and warrants to the Subscriber that on the date hereof:

(1)
The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to issue and sell the Shares to the Subscriber;

(2)
The Shares have been duly and validly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable;

b.
The copies of the Restated Certificate of Incorporation and Restated By-Laws of the Company as currently in effect which have heretofore been delivered to the Subscriber are true, complete and correct.

C.
CLOSING CONDITIONS

a.
The obligations of the Subscriber to proceed with respect to its purchase of the Shares at the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

(1)
Each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Unless the Subscriber receives written notice to the contrary at the Closing, Subscriber shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(2)
The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Subscriber receives written notice to the contrary at the Closing, Subscriber shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(3)
No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulations executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

b.
The obligations of the Company to proceed with the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

(1)
Each of the representations and warranties of the Subscriber contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Unless the Company receives written notification to the contrary at the Closing, the Company shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(2)
The Subscriber shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Company receives written notification to the contrary at the Closing, the Company shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(3)
No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

D.
MISCELLANEOUS

a.
Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, addressed to the Company, 2929 North Commerce Parkway, Miramar, Florida 33025, Attention: Nicole Valdivieso, Esq. and to the Subscriber at its address indicated on the signature page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

b.
This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged. and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

c.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

d.
Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided.

NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

e.
The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

f.
It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

g.
The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

* If Shares are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

Number of Shares Subscribed For: ___________ Shares

Price per Share: @ $1.40 per share

Purchase Price: $_____________________________

Name(s) Exactly as to Appear on Book Entry

Signature	Signature (both if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Residence Address	Residence Address

City, State and Zip Code	City, State and Zip Code

Telephone	Telephone

Tax Identification or Social Security Number	Tax Identification or Social Security Number

This Common Stock Subscription Agreement, including a subscription contained herein is agreed to and accepted as of _______________________________.

HCW BIOLOGICS INC., a Delaware corporation

Signature:

By:

Its:

CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an investing entity)

I certify that I am empowered and duly authorized by the [Investing Entity] to execute and carry out the terms of the Common Stock Subscription Agreement and to purchase and hold the Shares. and certify further that the Common Stock Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this day of _________.

[Name of Entity],

a [State] [LLC or corporation or partnership]

By: _________________________________________

Name: _______________________________________

Title: ________________________________________

Date: ________________________________________

Exhibit A

Wire Instructions

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